EXHIBIT 10C

                                                                 January 1, 1993

                                GATX CORPORATION
                     MANAGEMENT INCENTIVE COMPENSATION PLAN



1.  OBJECTIVE.

    This Management Incentive Compensation Plan (the "Plan"), which is administered by the Compensation Committee of the Board of Directors (the "Committee"), is established for the period January 1 through December 31, 1993 (the "Plan Year"), to motivate and reward those employees in key management positions whose job performance can directly impact the profitability of GATX Corporation and its Subsidiaries (collectively, the "Company").

2.  ELIGIBILITY.

    Recommendation for participation in the Plan is initiated by the Subsidiary Presidents or the Vice President of Human Resources, and approved by the Chief Executive Officer.

3.  PARTICIPATION.

    Participants under this Plan will be exempt salaried employees with the Company who are individually authorized to participate (the "Participants"). Each Participant will be notified by the Subsidiary President or Corporate Department Head of his or her participation in the Plan, and of the percentage of the base salary at which the Participant will be eligible to participate in the Plan ("Target Bonus").

4.  DEFINITIONS.

    For purposes of this Plan, the following terms will have the following meanings:

    A. "Base Salary" will mean (1) the total salary (excluding any incentive compensation or lump sum payments) paid to a Participant by the Company before reduction for any contribution authorized under the GATX Corporation Salaried Employees Retirement Savings Plan, plus (2) any compensation which the Participant elects to defer under any deferred compensation plan of the Company.

    B. "Income Goals" will mean the net income goals established annually by the committee for GATX and each Subsidiary. See Exhibit II.

    C. "Bonus" will mean the amount payable to a Participant under this Plan for the current Plan Year, calculated in accordance with the provisions of this Plan, and approved by the Committee.

    D. "Profit Attainment Percentage" will mean the quotient of net income divided by net income goal expressed as a percentage.

    E. "Payout Percentage" will mean the percentage of the Bonus paid for the Company or Subsidiary performance as determined by the Profit Attainment Percentage. The relationship between the Profit Attainment Percentage and the Payout Percentage is approved by the Committee and presented in
        Exhibit III.

    F. "Personal Evaluation Percentage" will mean the percentage of the Bonus paid for the Participant's individual performance during the Plan Year as determined from the performance or MBO rating. See Exhibit IV.

    G. "Threshold" will mean the minimum level of net income required for payout under the Earnings Portion of this Plan. See Exhibit II.

5.  COMPONENTS OF THE BONUS.

    The Bonus is composed of a GATX Earnings Portion, a Subsidiary Earnings Portion and a Personal Portion. As soon as practical following the start of each Plan Year, the Committee will establish Income Goals for GATX and each participating subsidiary.

    A. GATX Earnings Portion - The extent to which GATX meets its Income Goal - determined by reference to the Profit Attainment Percentages (Exhibit
        III) - will be the basis for the GATX Earnings Portion of the Bonus for both corporate and subsidiary participants.

    B. Subsidiary Earnings Portion - for subsidiary Participants, the extent to which each subsidiary meets its Income Goals - determined by reference to the Profit Attainment Percentages (Exhibit III) - will be the basis for that subsidiary's Earnings Portion of the Bonus.

        For corporate Participants, the Subsidiary Earnings Portion will recognize the relative proportion of the Income Goals established for each participating subsidiary. At the start of the Plan Year, each participating subsidiary will be assigned a weight by the Committee calculated on the basis of its Income Goals as a percent of the total of the Income Goals of all participating subsidiaries, with a minimum weight of 5.0% (Exhibit II). The extent to which each subsidiary meets its Income Goal - determined by reference to the Profit Attainment Percentages (Exhibit III) - will be the basis for the Subsidiary Earnings Portion of the Bonus.

    C. Personal Portion - The Personal Portion recognizes the level of the Participant's individual performance (Exhibit IV). The percentage of the Bonus represented by the Personal Portion may vary depending upon whether or not the Threshold levels established annually for GATX (for corporate Participants) and the subsidiaries (for subsidiary Participants) are met.

6.  WEIGHTING OF THE COMPONENTS OF THE BONUS.

    As soon as practical following the start of each Plan Year, the Committee will determine the weight to be allocated to each of the component parts of the Bonus identified in paragraph 5 hereof. For the current Plan Year, the component parts of the Bonus for each category of participant are attached as Exhibit I.

7.  CALCULATION OF THE BONUS.

    A. The weighting of the Income Goals is multiplied by a Participant's Target Bonus to determine the Target Value for the Income Goals. (Exhibit V, Section A.)

    B. Payout Percentages are determined from the Profit Attainment Percentages as described in paragraph 5 (Exhibit V, Section B).

    C. Payout Percentages are multiplied by the Target Values of the Income Goals to determine the Earnings Portion of the Bonus. (Exhibit V, Section C.) The Personal Portion is determined by multiplying the Target Value of the Personal Portion by the Personal Evaluation Percentage as determined from the table attached as Exhibit IV.

    D. The Bonus will be the sum of the Earnings Portions and the Personal Portion of the Bonus, provided that no Bonus payment will be made with respect to the Earnings Portions unless the Company and participating subsidiaries reach Threshold levels as established by the Committee.

8.  ADMINISTRATION OF THE PLAN

    A.  Administration.
        Administration of the Plan will be the responsibility of the Committee which may delegate responsibility thereunder to the Corporate Director of Compensation, Corporate Human Resources Department.

    B.  New Participants.
        Subject to the provisions of the following sentence, new employees who joint the Company during the Plan Year may be authorized to participate in the Plan on a pro-rate basis with the approval of the Chief Executive Officer. Participation under this Plan will not be available to any new participant after October 1st of any Plan Year.

    C.  Transfers and Promotions.
        If a Participant is transferred or promoted during the Plan Year causing an adjustment in his Target Bonus, such Participant's Bonus will be calculated on a pro-rata basis to reflect this change, but in no event will a participation addition be made after October 1st.

    D.  Retirement, Death or Disability.
        A Participant who retires, dies, or becomes totally and permanently disabled, as that term is defined in the GATX Pension Plan for Salaried Employees, during the Plan Year will be entitled to a pro-rated bonus in accordance with Paragraph E.

    E.  Payment of Bonus.
        Bonuses will be paid as soon as possible after the completion of the Company's year-end audit, normally no later than March 1. The Participant does not have a contractual right to receive the Bonus. Participants become entitled to receive Bonus payments only after the payments have been approved and authorized by the Committee.

    F.  Employment as a Condition Precedent.
        No bonus will be paid, except pursuant to the provisions of Paragraph D above, unless the Participant is an employee of the Company at the end of the Plan Year.

    G.  No Employment Contract.
        Neither the establishment of the Plan nor the authorization to be a Participant in the Plan will be construed as giving the Participant the right to be retained in the service of the Company.

    H.  Modification of Goals.
        The Committee may, from time to time during the Plan Year, modify the Plan as appropriate including (i) Income Goals, (ii) Thresholds, (iii) Payout Percentages, (iv) assigned weights established for one or more subsidiaries and (v) weighting of the Components of the Bonus if, in the sole discretion of the Committee, any part of the Plan, including the Income Goals, Thresholds, Payout Percentages, and weighting of the Components of the Bonus previously established cease to be reasonable measures of desired performance. Notwithstanding anything to the contrary contained herein, the Committee shall have the authority and exclusive discretion to determine whether income or expenses of an unusual or nonreoccurring nature are to be included with other income of the Company for purposes of determining whether the established Income Goals have been achieved.

                                                                       EXHIBIT I

                    WEIGHTING OF THE COMPONENTS OF THE BONUS
                   1993 MANAGEMENT INCENTIVE COMPENSATION PLAN


CEO                              100%  GATX



OTHER SENIOR CORPORATE OFFICERS   30%  GATX
and SUBSIDIARY PRESIDENTS         70%  subsidiary or combined subsidiaries
                                 ----

                                 100%
                                 ====



OTHER PARTICIPANTS                10%  GATX
                                  40%  subsidiary or combined subsidiaries
                                  50%  Personal*
                                 ----

                                 100%
                                 ====

* 30% if Threshold not met

                                                                      EXHIBIT II

             INCOME GOALS, WEIGHTING OF THE INCOME GOALS, THRESHOLDS
                   1993 MANAGEMENT INCENTIVE COMPENSATION PLAN


                         1993 INCOME GOALS ($ in 000'S)

                              NET
                              INCOME                   CORP STAFF
                              GOAL                     WEIGHTING
                              ------                   ----------
GATC                          57,171                    49.46%
CAPITAL                       20,249                    17.52%
TERMINALS                     26,122                    22.60%
ASC                            6,260                     5.42%
LOGISTICS                      3,150                     5.00%
GATX CORP                     78,990                     0.00%
                                                       -------

                                                       100.00%
                                                       =======

                                   THRESHOLDS

The Threshold will be 80% of the Income Goal for GATX and each participating subsidiary with the exception of GATC, for which the Threshold will be 85% of the Income Goal.

                                                                     EXHIBIT III

                    PROFIT ATTAINMENT AND PAYOUT PERCENTAGES
                   1993 MANAGEMENT INCENTIVE COMPENSATION PLAN


                                   PAYOUT PERCENTAGE
PROFIT ATTAINMENT        ---------------------------------------
PERCENTAGE               GATX & ALL SUBS EXCEPT GATC        GATC
- -----------------        ---------------------------        ----
Threshold      80                   30
               81                   35
               82                   40
               83                   45
               84                   50
GATC           85                   55                       55
               86                   60                       60
               87                   65                       65
               88                   70                       70
               89                   75                       75
               90                   80                       80
               91                   83                       83
               92                   86                       86
               93                   89                       89
               94                   92                       92
               95                   95                       95
               96                   96                       96
               97                   97                       97
               98                   98                       98
               99                   99                       99
              100                  100                      100
              101                  101                      101.3
              102                  102                      102.7
              103                  103                      104
              104                  104                      106
              105                  105                      110
              106                  108                      114
              107                  111                      118
              108                  114                      122
              109                  117                      126
              110                  120                      130
              111                  123                      134
              112                  126                      138
              113                  129                      142
              114                  132                      146
              115                  135                      150
              116                  138
              117                  141
              118                  144
              119                  147
              120                  150

Actual Payout Percentage will be interpolated, if necessary.

                                                                      EXHIBIT IV

                 PERFORMANCE EVALUATION PERCENTAGE DETERMINATION
                   1993 MANAGEMENT INCENTIVE COMPENSATION PLAN


                                                                    Performance
                                                                    Evaluation
Rating      Evaluation Criteria                                     Percentage
- ------      --------------------------------------------------      -----------
  4         Performance was outstanding; consistently exceeded         150%
            job requirements during the performance period.

  3         Performance was fully satisfactory; met or at times        100%
            exceeded job requirements during the performance
            period.

  2         Performance was less than satisfactory; some but            50%
            not all job requirements were met during the
            performance period.

  1         Performance was very unsatisfactory; few job               -0-
            requirements were met during the performance period.


                                      * * *

            MANAGEMENT BY OBJECTIVES (MBO) RATINGS
            -----------------------------------------------------

  4         Substantially Exceeding Target                             150%

  3         On Target or Exceeding Target                              100%

  2         Progressing                                                 50%

  1         Not on Target                                              -0-


Actual ratings may include a decimal place, i.e. a rating of 3.5 would result in 125% of the Personal Portion.

                                                                       EXHIBIT V

                   1993 MANAGEMENT INCENTIVE COMPENSATION PLAN
                            BONUS CALCULATION EXAMPLE

Employee:  (Corporate Participant)                Base Salary           $75,000
                                                  Target Percentage       20.0%
                                                  Target Bonus          $15,000


A.  TARGETS - EARNINGS AND PERSONAL PORTIONS

Factor              Weighting                     Target Bonus   Target Value
- ---------------     -----------------------       ------------   ------------
1.  CORP INCOME              10% =  10.000%       $15,000.00      $1,500.00
2.  GATC            49.46% x 40% =  19.784%       $15,000.00      $2,967.60
    Capital         17.52% x 40% =   7.008%       $15,000.00      $1,051.20
    Terminals       22.60% x 40% =   9.040%       $15,000.00      $1,356.00
    ASC              5.42% x 40% =   2.168%       $15,000.00        $325.20
    Logistics        5.00% x 40% =   2.000%       $15,000.00        $300.00
3.  PERSONAL                 50% =  50.000%       $15,000.00      $7,500.00
                                   --------                      ----------
TARGET AMOUNT                      100.000%                      $15,000.00
                                   ========                      ==========



B.  GATX AND SUBSIDIARY PERFORMANCE

Factor              Threshold     Income Goal   Actual       Profit %  Payout %
- ---------------     ----------    -----------   ----------   --------  --------
1.  CORP INCOME     63,192,000    78,990,000    77,000,000   97.5%     97.5%
2.  GATC            48,595,350    57,171,000    54,038,000   94.5%     93.5%
    Capital         16,199,200    20,249,000    19,500,000   96.3%     96.3%
    Terminals       20,897,600    26,122,000    23,755,000   90.9%     82.7%
    ASC              5,008,000     6,260,000     6,213,000   99.2%     99.2%
    Logistics        2,520,000     3,150,000     2,650,000   84.1%     50.5%


C.  INDIVIDUAL BONUS CALCULATION

Factor              Payout %       Target Value        Award
- ---------------     --------       ------------        ---------
1.  CORP INCOME      97.5%     x   $1,500.00      =    $1,462.50       $1,462.50
                                                       -------------------------
2.  GATC             93.5%     x   $2,967.60      =    $2,774.71
    Capital          96.3%     x   $1,051.20      =    $1,012.31
    Terminals        82.7%     x   $1,356.00      =    $1,121.41
    ASC              99.2%     x     $325.20      =      $322.60
    Logistics        50.5%     x     $300.00      =      $151.50       $5,382.53
                                                       -------------------------
3.  PERSONAL        125.0%     x   $7,500.00      =    $9,375.00       $9,375.00
                                                       -------------------------
                                                  TOTAL BONUS         $16,220.03

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